UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                               450 Fifth Street NW
                             Washington, D.C. 20549

                              -------------------

                                   Form 8-K/A

                                 Amendment No. 1

                               -------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report                                          April 27, 2004


                         MILLER DIVERSIFIED CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Colorado                       01-19001                84-1070932
         --------                       --------                ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                  Identification Number)

                23360 Weld County Road 35
                   La Salle, Colorado                             80645
                   ------------------                             -----
       (Address of Principal Executive Offices)                 (Zip Code)

                                 (970) 284-5556
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if changed since last report)

Item 4. Change of Registrant's Certifying Accountant

     This Amendment No. 1 to the Registrant's Form 8-K filed on April 12, 2004 is for the purpose of (1) correcting a reference to a previous filing, (2) correcting exhibits identified be filed with the Form 8-K filed on April 12, 2004, and (3) filing herewith a letter from Schumacher and Associates in response to statements made in Item 4 of the Registrant's Form 8-K filed April 12, 2004.

(1) In the last unnumbered paragraph of paragraph (iv) near the bottom of page 3, there is a reference to the filing by the board of directors of the Registrant of a Form 10-K on March 17, 2004. That reference should be to a Form 8-K filed on March 17, 2004.

(2) Exhibit 16.1 filed with the Registrant's Form 8-K filed on April 12, 2004 is hereby deleted.

(3) A letter from Schumacher and Associates in response to statements made in
Item 4 of the Registrant's Form 8-K filed on April 12, 2004, is filed herewith as Exhibit 16.1.

Item 7. Financial Statements, Proforma Financial Information and Exhibit

     (c) The following is a list of Exhibits attached hereto.

Exhibit 16.1 - Letter from Schumacher and Associates in response to statements made in Item 4 of the Registrant's Form 8-K filed April 12, 2004.






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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. iller Diversified Corporation M

     April 27, 2004       /s/ James E. Miller
     --------------       -------------------
          Date            James E. Miller
                          President, Principal Executive
                          Officer, Principal Financial Officer,
                          and Director



     April 27, 2004       /s/ Clark A. Miller
     --------------       -------------------
          Date            Clark A. Miller
                          Secretary-Treasurer, Principal
                          Marketing Officer and Director



     April 27, 2004       /s/ Norman M. Dean
     --------------       ------------------
          Date            Norman M. Dean
                          Chairman of the Board and Director





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